Exhibit 99.1

RadNet’s Wholly-Owned Subsidiary, DeepHealth, Completes Acquisition of iCAD

•	Acquisition contributes iCAD's commercial, technology, and regulatory capabilities
•	The acquisition positions DeepHealth with an industry-leading suite of AI-powered breast cancer image interpretation and workflow solutions
•	The combination is expected to provide acceleration of AI adoption and expanded worldwide access to advanced breast cancer screening and diagnosis technologies

Los Angeles, CA – July 17, 2025, RadNet, Inc. (NASDAQ: RDNT) (“RadNet”), a national leader in providing high-quality, cost-effective diagnostic imaging services and digital health solutions, announced today that it has completed the acquisition of iCAD, Inc. (NASDAQ: ICAD) (“iCAD”), a global leader in AI-powered breast health solutions. The integration of iCAD's complementary commercial, technology, and regulatory capabilities into DeepHealth advances DeepHealth’s mission to address clinical and operational challenges in screening and diagnosis by harnessing the power of AI and imaging.

Kees Wesdorp, President and CEO of RadNet’s Digital Health segment, commented, “We are excited to welcome the iCAD team to DeepHealth. The integration of iCAD further empowers DeepHealth to meet the real-world clinical needs of today, from improving the accuracy and early detection of breast cancer to orchestrating large-scale screening programs, while shaping the future of breast cancer management. Our combined capabilities position us for accelerated growth and rapid delivery of transformative, AI-powered population health solutions.”

iCAD’s extensive AI portfolio—including breast cancer detection, risk evaluation, breast density, and breast arterial calcification assessment—is deployed in more than 50 countries. This portfolio will be integrated with DeepHealth’s end-to-end screening and diagnostic solutions, further improving both cancer detection rates and workflow efficiency. By uniting complementary technologies and datasets, the combined portfolio can further enhance AI model performance and enable the delivery of a comprehensive suite of AI-powered image interpretation and workflow solutions that address real-world clinical needs across the cancer screening and detection pathways.

With expanded market access through iCAD's installed base of over 1,500 healthcare provider locations worldwide, this strategic acquisition enables DeepHealth to scale its impact to over 10 million mammograms annually. This global reach aims to accelerate AI adoption and screening compliance by bringing advanced AI-powered solutions to communities around the world, including those that are underserved.

About RadNet

RadNet, Inc. is a leading national provider of freestanding, fixed-site diagnostic imaging services in the United States based on the number of locations and annual imaging revenue. RadNet has a network of 401 owned and/or operated outpatient imaging centers. RadNet’s imaging center markets include Arizona, California, Delaware, Florida, Maryland, New Jersey, New York and Texas. In addition, RadNet provides radiology information technology and artificial intelligence solutions marketed under the DeepHealth brand, teleradiology professional services and other related products and services to customers in the diagnostic imaging industry. Together with contracted radiologists, and inclusive of full-time and per diem employees and technologists, RadNet has a total of over 11,000 employees. For more information, visit http://www.radnet.com.

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About DeepHealth

DeepHealth is a wholly-owned subsidiary of RadNet, Inc. (NASDAQ: RDNT) and serves as the umbrella brand for all companies within RadNet’s Digital Health segment. DeepHealth provides AI-powered health informatics with the aim of empowering breakthroughs in care through imaging. Building on the strengths of the companies it has integrated and is rebranding (e.g., eRAD Radiology Information and Image Management Systems and Picture Archiving and Communication System, Aidence lung AI, DeepHealth, Kheiron, and iCAD breast AI, Quantib prostate and brain AI, and See-Mode thyroid and breast AI), DeepHealth leverages advanced AI for operational efficiency and improved clinical outcomes in lung, breast, prostate, and brain health. At the heart of DeepHealth’s portfolio is a cloud-native operating system – DeepHealth OS – that unifies data across the clinical and operational workflow and personalizes AI-powered workspaces for everyone in the radiology continuum. Thousands of radiologists at hundreds of imaging centers and radiology departments around the world use DeepHealth solutions to enable earlier, more reliable, and more efficient disease detection, including in large-scale cancer screening programs. DeepHealth’s human-centered, intuitive technology aims to push the boundaries of what’s possible in healthcare. https://deephealth.com/

RadNet Contact

Mark Stolper

Executive Vice President and Chief Financial Officer

310-445-2800

DeepHealth Contact

Andra Axente

Director of Communications

+31614440971

andra.axente@deephealth.com

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as: “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “seek, “should,” “target,” “will” or “would,” the negative of these words, and similar references to future periods. Examples of forward-looking statements include statements regarding the anticipated benefits of the acquisition, the impact of the acquisition on RadNet’s business and future financial and operating results and prospects and the amount and timing of synergies from the acquisition are based on the current estimates, assumptions and projections of RadNet, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, all of which are subject to change. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond RadNet’s control.

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Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of RadNet’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RadNet’s control. RadNet’s actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. None of RadNet, iCAD or any of their respective directors, executive officers, or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of RadNet. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on RadNet’s business and the ability to realize the expected benefits of the acquisition. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: (1) the ability to recognize the anticipated benefits of the acquisition, which may be affected by, among other things, the ability of RadNet or iCAD to maintain relationships with its customers, patients, payers, physicians, and providers and retain its management and key employees, (2) the ability of RadNet to achieve the synergies contemplated by the acquisition or such synergies taking longer to realize than expected, (3) costs related to the acquisition, (4) the ability of RadNet to execute successfully its strategic plans, (5) the ability of RadNet to promptly and effectively integrate iCAD into its business, (6) the risk of litigation related to the acquisition, (7) the diversion of management’s time and attention from ordinary course business operations to integration matters, (8) the risk of legislative, regulatory, economic, competitive, and technological changes. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in RadNet’s filings with the Securities and Exchange Commission (the “SEC”), including the risk factors discussed in RadNet’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Forward-looking statements included herein are made only as of the date hereof and, except as required by applicable law, RadNet does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

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